UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: July 20, 2015

(Date of earliest event reported)

GOLDRICH MINING COMPANY

(Exact name of registrant as specified in its charter)

Commission File Number: 001-06412

_____________________________________

Alaska	91-0742812
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2607 Southeast Blvd, Suite B211

Spokane, Washington  99223

(Address of principal executive offices, including zip code)

(509) 535-7367

(Registrant’s telephone number, including area code)

 Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b)

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On July 20, 2015, the Board of Directors accepted the resignation of Kenneth S. Eickerman from his position on the Board of Directors, Chairman of the Audit Committee and any other committees to which he was assigned. Mr. Eickerman had been the designated Financial Expert on the Company’s Board of Directors. Mr. Eickerman has been a director since March 4, 2004, during which time he served the Company very well. His experience in exploration and mining provided valuable insight and direction for Goldrich Mining Company. The officers and board of Goldrich thank Mr. Eickerman for his years of service and wish him the very best.

No replacement to Mr. Eickerman has been appointed or elected at this time. Mr. Stephen M. Vincent has been appointed to serve as Interim Chair of the Audit Committee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDRICH MINING COMPANY (Registrant)
Dated: July 23, 2015	By:	/s/ Ted R. Sharp
Ted R. Sharp Chief Financial Officer